                                                                   Exhibit 10.17

                                  WAIVER AND
                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into the 28/th/ day of October, 1996 by and between UNCLE B'S BAKERY, INC., an Iowa corporation ("Borrower"), and CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation ("Lender").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Borrower and Lender are parties to a certain Loan and Security Agreement, dated as of July 12, 1995 (the "Loan Agreement"), which currently provides for a term loan in the original principal amount of Six Million Nine Hundred Thousand Dollars ($6,900,000) and for a revolving credit facility from Lender to Borrower in the aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding;

     WHEREAS, the Borrower and Lender wish to amend the Loan Agreement to adjust the calculation of certain financial covenants;

     NOW, THEREFORE, for and in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement, to the extent defined therein.

     2. AMENDMENT. The Loan Agreement is hereby amended by deleting the definition of "Tangible Net Worth" in Section 1.1thereof in its entirety and by substituting in lieu thereof a new definition of "Tangible Net Worth" to read as follows:

               "Tangible Net Worth" shall mean, as to any Person, at any time, the excess of such Person's total assets over Total Liabilities, excluding, however, from the definition of assets the amount of (a) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the later to occur of (i) the Closing Date and (ii) the date any such Person acquired such asset;
          (b) treasury stock; (c) receivables from Affiliates of such Person other than trade account receivables arising in the ordinary course of business; (d) unamortized debt discount and expense of such Person; and (e) unamortized new account balances, all determined in accordance with GAAP on a consolidated basis for such Person and its Subsidiaries; provided, however, so long as the commitment letter dated October 25, 1996 from the Lender to Borrower continues in effect, then for purposes of the covenant set forth in Section 8.1 hereof, Tangible Net Worth shall be deemed to include, for the fiscal quarter ending January 31, 1997, the effect of the purchase of $250,000 common stock of the Borrower referred to in such commitment letter under the heading "Equity."

     3. AMENDMENT. The Loan Agreement is hereby amended by deleting Sections 8.1, 8.2, 8.3 and 8.4 thereof in their entirety and by substituting in lieu thereof new Sections 8.1, 8.2, 8.3 and 8.4 to read as follows:

               8.1 TANGIBLE NET WORTH. Borrower shall maintain at all times during the applicable periods set forth below, a Tangible Net Worth of not less than the amount set forth opposite each such applicable period:

                                      Applicable Period                Amount
                                      -----------------                ------
                                      10/31/96 - 01/30/97              $ 1,000,000
                                      01/31/97 - 04/29/97              $ 1,100,000
                                      04/30/97 - 07/30/97              $ 1,200,000
                                      07/31/97 - 10/30/97              $ 1,300,000
                                      10/31/97 - 01/30/98              $ 1,500,000
                                      01/31/98 - 04/29/98              $ 1,750,000
                                      04/30/98 - 07/30/98              $ 2,250,000
                                      07/31/98 - 10/30/98              $ 2,500,000
                                      10/31/98 - 01/30/99              $ 2,750,000
                                      01/31/99 - 04/29/99              $ 3,750,000
                                      04/30/99 - 07/30/99              $ 4,750,000
                                      At all times thereafter          $ 5,000,000

               8.2 INTEREST COVERAGE RATIO. Borrower shall maintain, as of the end of each fiscal quarter of Borrower during the applicable periods set forth below, an Interest Coverage Ratio (calculated (a) for such fiscal quarter, in the case of the fiscal quarter ending October 31,1996; (b) for the two fiscal quarter period then ending, in the case of the fiscal quarter ending January 31, 1997; (c) for the three fiscal quarter period then ending, in the case of the fiscal quarter ending April 30, 1997; and (d) for the four fiscal quarter period thenending, in the case of each subsequent fiscal quarter) of not less than the ratio set forth below opposite each such applicable period:

               Applicable Period               Ratio
               -----------------               -----
               08/01/96 - 10/31/96             1.50:1.00
               11/01/96 - 01/31/97             1.50:1.00
               02/01/97 - 04/30/97             2.00:1.00
               05/01/97 - 07/31/97             2.00:1.00
               08/01/97 - 10/31/97             2.00:1.00
               11/01/97 - 01/31/98             2.50:1.00
               02/01/98 - 04/30/98             2.50:1.00
               05/01/98 - 07/31/98             3.00:1.00
               08/01/98 - 10/31/98             3.00:1.00
               At all times thereafter         3.50:1.00

               8.3 [INTENTIONALLY DELETED]

               8.4 INDEBTEDNESS/CASH FLOW RATIO. Borrower shall maintain as of the end of each fiscal quarter of Borrower during the applicable periods set forth below a ratio of Indebtedness to Cash Flow (with Cash Flow calculated as follows: (a) in the case of the fiscal quarter ending October 31,1996, calculated for such fiscal quarter and then multiplied by four(4); (b) in the case of the fiscal quarter ending 31, 1997,calculated for the two fiscal quarter period then ending and then multiplied by two(2); (c) in the case of the fiscal quarter ending April 30, 1997,calculated for the three fiscal quarter period then ending and then multiplied by four-thirds (4/3);and (d) in the case of each subsequent fiscal quarter, for thefour fiscalquarter periodthen ending) ofnot greater than the ratio set forth below opposite the applicable period during which such quarter occurs:

               Applicable Period                Ratio
               -----------------                -----

               08/01/96 - 10/31/96              6.00:1.00
               11/01/96 - 01/31/97              5.50:1.00
               02/01/97 - 04/30/97              5.00:1.00
               05/01/97 - 07/31/97              5.00:1.00
               08/01/97 - 10/31/97              5.00:1.00
               11/01/97 - 01/31/98              4.50:1.00
               02/01/98 - 04/30/98              4.00:1.00
               05/01/98 - 07/31/98              3.50:1.00
               08/01/98 - 10/31/98              3.50:1.00
               11/01/98 - 01/31/99              3.00:1.00
               Each quarter Thereafter          2.50:1.00

     3. WAIVER. Lender hereby waives any Event of Default under the Loan Agreement arising solely out of Borrower's failure to comply with the financial covenants set forth in Sections 8.1, 8.2, 8.3 and 8.4 of the Loan Agreement for the fiscal year ending July 31, 1996 and, in the case of the covenant set forth in Section 8.1 of the Loan Agreement, for the period from August 1, 1996 to the date hereof.

     4. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Borrower hereby represents and warrants to Lender that all of Borrower's representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment and any and all documents executed in connection herewith. Borrower further represents and warrants to Lender on and as of the date of this Amendment, and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

     5. EXPENSES. Borrower agrees to pay, immediately upon demand by Lender, all costs, expenses, attorneys' fees, and other charges and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment.

     6. DEFAULTS HEREUNDER. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein or in any document executed in conjunction herewith, shall constitute an Event of Default under the Loan Documents and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreement, any of the other Loan Documents and applicable law.

     7. CONDITIONS PRECEDENT. This Amendment and the amendments set forth herein shall not become effective until this Amendment has been executed by Borrower and Lender. Once executed, this Amendment will be deemed effective as of the date hereof.

     8. REFERENCES IN LOAN DOCUMENTS. All references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

     9. NO CLAIMS, OFFSET. Borrower hereby represents, warrants, acknowledges and agrees to and with Lender that (a) Borrower does not hold or claim any right of action, claim, cause of action or damages, either at law or in equity, against Lender which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Loan Agreement and the Loan Documents or which are based upon acts or omissions of Lender in connection therewith and (b) the Obligations are absolutely owed to Lender, without offset, deduction or counterclaim.

     10. NO NOVATION. The terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to
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

extinguish any debt or security interest created pursuant to the Loan Agreement. Instead, it is the express intention of the parties hereto to affirm the Loan Agreement and the security created thereby.

     11. LIMITATION OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement or any of the other Loan Documents, each of which is hereby ratified and reaffirmed, and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     12. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together, will be deemed to be but one and the same agreement. Any signature page to this Amendment may be witnessed by a telecopy or other facsimile of any original signature page or any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

     13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     14. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     15. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                    "BORROWER"

                    UNCLE B'S BAKERY, INC.

                           /s/ William T. Rose, Jr.
                           William T. Rose, Jr.
                    By:____________________________
                       Title: President


                           /s/ Wm. Howard McClennan, Jr.
                           Wm. Howard McClennan, Jr.
                    Attest:_______________________
                           Secretary

                                  [CORPORATE SEAL]


                      [Signatures Continued On Next Page]

                   [Signatures Continued From Previous Page]


                    "LENDER"

                    CREDITANSTALT CORPORATE FINANCE, INC.

                         /s/  Scott Kray
                    By:______________________________________
                       Scott Kray
                       Senior Associate

                         /s/  Carl G. Drake
                    By:______________________________________
                       Carl G. Drake
                       Senior Associate

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